STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
STATEMENTS OF OPERATIONS
Sales	$ 7,224,242	$ 7,219,446
Cost Of Sales	4,489,306	4,177,268
Gross Profit	2,734,936	3,042,178
Costs And Expenses:
General And Administrative	2,159,378	1,696,415
Selling	1,983,127	1,344,472
Total Costs And Expenses	4,142,505	3,040,887
Operating Income (loss)	(1,407,569)	1,291
Other Income - (see Note 6 & Note 7)	120,505	967,007
Interest Income	37	786
Interest Expense:
Related Parties	(72,455)	(62,789)
Other	(209,331)	(230,299)
Total Interest Expense	(281,786)	(293,088)
Net Income (loss)	$ (1,568,813)	$ 675,996
Net Income (loss) Per Share Basic And Diluted	$ (0.05)	$ 0.02
Weighted Average Shares Outstanding Basic	30,122,738	29,061,883
Weighted Average Shares Outstanding Diluted	30,122,738	43,450,086